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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) - March 9, 2000

                                  ------------

                           LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                           1-11437                         52-1893632
(State or other jurisdiction of      (Commission File Number)              (IRS Employer
       Incorporation)                                                    Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                             20817
   (Address of principal executive offices)                       (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 5.  Other Events

        The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release, dated March 10, 2000, which is included as Exhibit 99 to this Form. The press release reports that Congressional legislation related to our proposed merger with COMSAT Corporation has been passed. The legislation is one of the conditions to the completion of the proposed merger of COMSAT and one of our subsidiaries.

Item 7.  Financial Statements and Exhibits

 Exhibit No.     Description
 -----------     -----------

  99             Lockheed Martin Corporation Press Release dated March 10, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LOCKHEED MARTIN CORPORATION



                                           /s/ Marian S. Block
                                           -------------------------
                                             Marian S. Block
                                             Vice President, Associate General
                                             Counsel and Assistant Secretary


April 4, 2000


INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

99              Lockheed Martin Corporation Press Release dated March 10, 2000.